Exhibit 3.1

FRANCISCO V. AGUILAR
Secretary of State

DEPUTY BAKKEDAHL
Deputy Secretary for
Commercial Recordings

STATE OF NEVADA

OFFICE OF THE
SECRETARY OF STATE

Commercial Recordings Division
401 N. Carson Street
Carson City, NV 89701
Telephone (775) 684-5708
Fax (775) 684-7138

North Las Vegas City Hall
2250 Las Vegas Blvd North, Suite 400
North Las Vegas, NV 89030
Telephone (702) 486-2880
Fax (702) 486-2888

Business Entity - Filing Acknowledgement

07/29/2024

Work Order Item Number:	W2024072901267 - 3831769
Filing Number:	20244213440
Filing Type:	Initial List
Filing Date/Time:	07/29/2024 12:35:39 PM
Filing Page(s):	2

Indexed Entity Information:

Entity ID: E42134392024-0 **Entity Name:** Duke Holding Inc.

Entity Status: Active **Expiration Date:** None

Commercial Registered Agent
VCORP SERVICES, LLC
701 S. CARSON STREET, SUITE 200, Carson City, NV 89701, USA

The attached document(s) were filed with the Nevada Secretary of State, Commercial Recording Division. The filing date and time have been affixed to each document, indicating the date and time of filing. A filing number is also affixed and can be used to reference this document in the future.

Respectfully,

FRANCISCO V. AGUILAR
Secretary of State

Page 1 of 1

Commercial Recording Division
401 N. Carson Street

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Filed in the Office of	Business Number E42134392024-0
FVAguilar	Filing Number 20244213438
Secretary of State State Of Nevada	Filed On 07/29/2024 12:35:39 PM
	Number of Pages 2

Formation - Profit Corporation

- [x] NRS 78 - Articles of Incorporation Domestic Corporation
- [ ] NRS 80 - Foreign Corporation
- [ ] NRS 89 - Articles of Incorporation Professional Corporation
- [ ] NRS 80 - Foreign Corporation Professional Corporation

☐ 78A Formation - Close Corporation

(Name of closed corporation MUST appear in the below heading)

Articles of Formation of ______________________ **a close corporation (NRS 78A)**

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGH LIGHT

1. Name of Entity: (If foreign, name in home jurisdiction)

Duke Holding Inc.

2. Registered Agent for Service of Process: (Check only one box)

- [x] Commercial Registered Agent (name only below)
- [ ] Noncommercial Registered Agent (name and address below)
- [ ] Office or position with Entity (title and address below)

VCORP SERVICES, LLC
Name of Registered Agent **OR** Title of Office or Position with Entity

701 S. CARSON STREET, SUITE 200	Carson City	Nevada	89701
Street Address	City		Zip Code
		Nevada	
Mailing Address (If different from street address)	City		Zip Code

2a. Certificate of Acceptance of Appointment of Registered Agent:

I hereby accept appointment as Registered Agent for the above named Entity. If the registered agent is unable to sign the Articles of Incorporation, submit a separate signed Registered Agent Acceptance form.

X Miriam Nachison — 07/29/2024
Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity — **Date**

3. Governing Board: (NRS 78A, close corporation only, check one box; if yes, complete article 4 below)

This corporation is a close corporation operating with a board of directors ☐ Yes **OR** ☑ No

4. Names and Addresses of the Board of Directors/ Trustees or Stockholders

(NRS 78: Board of Directors/ Trustees is required.

NRS 78a: Required if the Close Corporation is governed by a board of directors.

NRS 89: Required to have the Original stockholders and directors. A certificate from the regulatory board must be submitted showing that each individual is licensed at the time of filing. See instructions)

1) Michael Yang
Name

5150 S Archibald Ave	Ontario	CA	91762
Address	City	State	Zip Code

5. Jurisdiction of Incorporation: (NRS 80 only)

5a. Jurisdiction of incorporation:

5b. I declare this entity is in good standing in the jurisdiction of its incorporation. ☐

Page 1 of 2 Pages

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Formation - profit Corporation

Continued, Page 2

6. Benefit Corporation: (For NRS 78, NRS 78A, and NRS 89, optional. See instructions.)	By selecting Yes you are indicating that the corporation is organized as a benefit corporation pursuant to NRS Chapter 78B with a purpose of creating a general or specific public benefit. The purpose for which the benefit corporation is created must be disclosed in the below purpose field. Yes ☐
7. Purpose/Profession to be practiced: (Required for NRS 80, NRS 89 and any entity selecting Benefit Corporation. See instructions.)	
8. Authorized Shares: (Number of shares corporation is authorized to issue)	Please indicate the break down of all corporate shares and the par value. Number of Authorized shares with Par value: 100000000.0 Par value: $ 0.0001 Number of common shares with Par value: 0 Par value: $ 0 Number of preferred shares with Par value: 0 Par value: $ 0 Number of shares with no par value: 0 **Foreign Corporations, NRS 80 only:** ☐ This is a corporation is a unlimited stock corporation ☐ This is a corporation is a non-stock corporation. If more than one class or series of stock is authorized, please attach the information on an additional sheet of paper.
9. Name and Signature of: Officer making the statement or Authorized Signer for NRS 80. **Name, Address and Signature of the Incorporator** for NRS 78, 78A, and 89. NRS 89 - Each Organizer/ Incorporator must be a licensed professional.	**I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.** Name: Michael Yang Country: United States Address: 5150 S Archibald Ave City: Ontario State: CA Zip/Postal Code: 91762 X Michael Yang (attach additional page if necessary)

AN INITIAL LIST OF OFFICERS MUST ACCOMPANY THIS FILING

Please include any required or optional information in space below:

(attach additional page(s) if necessary)

Page 2 of 2 Pages

FRANCISCO V. AGUILAR
Secretary of State

DEPUTY BAKKEDAHL
Deputy Secretary for Commercial Recordings

STATE OF NEVADA

OFFICE OF THE SECRETARY OF STATE

Commercial Recordings & Notary Division
401 N. Carson Street
Carson City, NV 89701
Telephone (775) 684-5708
Fax (775) 684-7138

North Las Vegas City Hall
2250 Las Vegas Blvd North, Suite 400
North Las Vegas, NV 89030
Telephone (702) 486-2880
Fax (702) 486-2888

Vcorp Services
25 Robert Pitt Dr Ste 204
Monsey, NY 10952, USA

Work Order #: W2024072901267
July 29, 2024
Receipt Version: 1

Special Handling Instructions:

Submitter ID: 238

Charges

Description	Fee Description	Filing Number	Filing Date/Time	Filing Status	Qty	Price	Amount
Articles of Incorporation-For-Profit • 100,000,000@0.0001 Authorized = $10,000.00 • # Of No Par Values Shares 0 • Authorized Value $100,000.00	Fees	20244213438	7/29/2024 12:35:39 PM	InternalReview	1	$175.00	$175.00
Initial List	Fees	20244213440	7/29/2024 12:35:39 PM	InternalReview	1	$150.00	$150.00
Initial List	Business License Fee	20244213440	7/29/2024 12:35:39 PM	InternalReview	1	$500.00	$500.00
Total							$825.00

Payments

Type	Description	Payment Status	Amount
Credit Card	7222817262426719503259	Success	$825.00
Credit Card	Service Fee	Success	$20.63
Total			$845.63

Credit Balance: $0.00

Vcorp Services
25 Robert Pitt Dr Ste 204
Monsey, NY 10952, USA

FRANCISCO V. AGUILAR
Secretary of State

DEPUTY BAKKEDAHL
Deputy Secretary for Commercial Recordings

STATE OF NEVADA

OFFICE OF THE SECRETARY OF STATE

Commercial Recordings & Notary Division
401 N. Carson Street
Carson City, NV 89701
Telephone (775) 684-5708
Fax (775) 684-7138

North Las Vegas City Hall
2250 Las Vegas Blvd North, Suite 400
North Las Vegas, NV 89030
Telephone (702) 486-2880
Fax (702) 486-2888

Vcorp Services
25 Robert Pitt Dr Ste 204
Monsey, NY 10952, USA

Work Order #: W2024072901267
July 29, 2024
Receipt Version: 1

Special Handling Instructions:

Submitter ID: 238

Charges

Description	Fee Description	Filing Number	Filing Date/Time	Filing Status	Qty	Price	Amount
Articles of Incorporation-For-Profit • 100,000,000@0.0001 Authorized = $10,000.00 • # Of No Par Values Shares 0 • Authorized Value $100,000.00	Fees	20244213438	7/29/2024 12:35:39 PM	InternalReview	1	$175.00	$175.00
Initial List	Fees	20244213440	7/29/2024 12:35:39 PM	InternalReview	1	$150.00	$150.00
Initial List	Business License Fee	20244213440	7/29/2024 12:35:39 PM	InternalReview	1	$500.00	$500.00
Total							$825.00

Payments

Type	Description	Payment Status	Amount
Credit Card	7222817262426719503259	Success	$825.00
Credit Card	Service Fee	Success	$20.63
Total			$845.63

Credit Balance: $0.00

Vcorp Services
25 Robert Pitt Dr Ste 204
Monsey, NY 10952, USA

DOMESTIC CORPORATION (78) CHARTER I, FRANCISCO V. AGUILAR, the duly qualified and elected Nevada Secretary of State, do hereby certify that Duke Holding Inc. did, on 07/29/2024, file in this office the original Articles of Incorporation - For - Profit that said document is now on file and of record in the office of the Secretary of State of the State of Nevada, and further, that said document contains all the provisions required by the law of the State of Nevada. Certificate Number: B202407294836808 You may verify this certificate online at https://www.nvsilverflume.gov/home IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on 07/29/2024. FRANCISCO V. AGUILAR Secretary of State

STATE OF NEVADA

FRANCISCO V. AGUILAR
Secretary of State

DEPUTY BAKKEDAHL
Deputy Secretary for
Commercial Recordings

OFFICE OF THE
SECRETARY OF STATE

Commercial Recordings Division
401 N. Carson Street
Carson City, NV 89701
Telephone (775) 684-5708
Fax (775) 684-7138

North Las Vegas City Hall
2250 Las Vegas Blvd North, Suite 400
North Las Vegas, NV 89030
Telephone (702) 486-2880
Fax (702) 486-2888

Business Entity - Filing Acknowledgement

07/29/2024

Work Order Item Number:	W2024072901267 - 3831768
Filing Number:	20244213438
Filing Type:	Articles of Incorporation-For-Profit
Filing Date/Time:	07/29/2024 12:35:39 PM
Filing Page(s):	2

Indexed Entity Information:

Entity ID: E42134392024-0	**Entity Name:** Duke Holding Inc.
Entity Status: Active	**Expiration Date:** None

Commercial Registered Agent
VCORP SERVICES, LLC
701 S. CARSON STREET, SUITE 200, Carson City, NV 89701, USA

The attached document(s) were filed with the Nevada Secretary of State, Commercial Recording Division. The filing date and time have been affixed to each document, indicating the date and time of filing. A filing number is also affixed and can be used to reference this document in the future.

Respectfully,

FVAguilar

FRANCISCO V. AGUILAR
Secretary of State

Page 1 of 1

Commercial Recording Division
401 N. Carson Street

FRANCISCO V. AGUILAR Secretary of State 401 North Carson Street Carson City, Nevada 89701 - 4201 (775) 684 - 5708 Website: www.nvsos.gov www.nvsilverflume.gov Initial List and State Business License Application Initial List Of Officers, Managers, Members, General Partners, Managing Partners, or Trustees: Duke Holding Inc. NAME OF ENTITY TYPE OR PRINT ONLY - USE DARK INK ONLY - DO NOT HIGHLIGHT IMPORTANT: Read instructions before completing and returning this form. Please indicate the entity type (check only one): Corporation This corporation is publicly traded, the Central Index Key number is: Nonprofit Corporation (see nonprofit sections below) Limited - Liability Company Limited Partnership Limited - Liability Partnership Limited - Liability Limited Partnership (if formed at the same time as the Limited Partnership) Business Trust Additional Officers, Managers, Members, General Partners, Managing Partners, Trustees or Subscribers, may be listed on a supplemental page. CHECK ONLY IF APPLICABLE Pursuant to NRS Chapter 76, this entity is exempt from the business license fee. 001 - Governmental Entity 006 - NRS 680B.020 Insurance Co, provide license or certificate of authority number For nonprofit entities formed under NRS chapter 80: entities without 501(c) nonprofit designation are required to maintain a state business license, the fee is $200.00. Those claiming and exemption under 501(c) designation must indicate by checking box below. Pursuant to NRS Chapter 76, this entity is a 501(c) nonprofit entity and is exempt from the business license fee. Exemption Code 002 For nonprofit entities formed under NRS Chapter 81: entities which are Unit - owners' association or Religious, Charitable, fraternal or other organization that qualifies as a tax - exempt organization pursuant to 26 U.S.C $ 501(c) are excluded from the requirement to obtain a state business license. Please indicate below if this entity falls under one of these categories by marking the appropriate box. If the entity does not fall under either of these categories please submit $200.00 for the state business license. Unit - owners' Association Religious, charitable, fraternal or other organization that qualifies as a tax - exempt organization pursuant to 26 U.S.C. $501(c) For nonprofit entities formed under NRS Chapter 82 and 80: Charitable Solicitation Information - check applicable box Does the Organization intend to solicit charitable or tax deductible contributions? No - no additional form is required Yes - the *Charitable Solicitation Registration Statement* is required. The Organization claims exemption pursuant to NRS 82A 210 - the *Exemption From Charitable Solicitation Registration Statement* is required **Failure to include the required statement form will result in rejection of the filing and could result in late fees.** Business Number E42134392024 - 0 Filed in the Office of Secretary of State State Of Nevada Filing Number 20244213440 Filed On 07/29/2024 12:35:39 PM Number of Pages 2 page 1 of 2 Revised: 1/1/2019

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Initial List and State Business License Application - Continued

Officers, Managers, Members, General Partners, Managing Partners or Trustees:

CORPORATION, INDICATE THE Director:

Name	Country
Michael Yang	USA

Address	City	State	Zip/Postal Code
5150 S Archibald Ave	Ontario	CA	91762

CORPORATION, INDICATE THE President:

Name	Country
Michael Yang	USA

Address	City	State	Zip/Postal Code
5150 S Archibald Ave	Ontario	CA	91762

CORPORATION, INDICATE THE Secretary:

Name	Country
Ning Xiao	USA

Address	City	State	Zip/Postal Code
5150 S Archibald Ave	Ontario	CA	91762

CORPORATION, INDICATE THE Treasurer:

Name	Country
Ning Xiao	USA

Address	City	State	Zip/Postal Code
5150 S Archibald Ave	Ontario	CA	91762

None of the officers and directors identified in the list of officers has been identified with the fraudulent intent of concealing the identity of any person or persons exercising the power or authority of an officer or director in furtherance of any unlawful conduct.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the office of the Secretary of State.

X Michael Yang

Signature of Officer, Manager, Managing Member, General Partner, Managing Partner, Trustee, Member, Owner of Business, Partner or Authorized Signer *FORM WILL BE RETURNED IF UNSIGNED*

Title	Date
President	07/29/2024

page 2 of 2
Revised: 1/1/2019

NEVADA STATE BUSINESS LICENSE Duke Holding Inc. Nevada Business Identification # NV20243169385 Expiration Date: 07/31/2025 In accordance with Title 7 of Nevada Revised Statutes, pursuant to proper application duly filed and payment of appropriate prescribed fees, the above named is hereby granted a Nevada State Business License for business activities conducted within the State of Nevada . Valid until the expiration date listed unless suspended, revoked or cancelled in accordance with the provisions in Nevada Revised Statutes. License is not transferable and is not in lieu of any local business license, permit or registration. License must be cancelled on or before its expiration date if business activity ceases. Failure to do so will result in late fees or penalties which, by law, cannot be waived . Certificate Number: B202407294836809 You may verify this certificate online at https://www.nvsilverflume.gov/home IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on 07/29/2024. FRANCISCO V. AGUILAR Secretary of State